EX‑33.9

REPORT ON ASSESSMENT OF COMPLIANCE WITH SEC REGULATION AB

SERVICING CRITERIA

Holliday Fenoglio Fowler, L.P. (“Sub-Servicer”) is responsible for assessing compliance with the Applicable Servicing Criteria applicable to the Sub-Servicer, defined as servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB, except for criteria 1122(d)(l)(iii) and 1122(d)(2)(i) through 1122(d)(4)(xv) inclusive (the Applicable Servicing Criteria). The Sub-Servicer utilized the Servicing Criteria in Item 1122(d) of Regulation AB to assess the Sub-Servicer's compliance with the Applicable Servicing Criteria. The transactions covered by this report include all asset-backed securities transactions that were outstanding as of and during the year ended December 31, 2014 ( “the Reporting Period”), as listed in Appendix A (“the Platform”). Relating solely to the services provided by the Sub-Servicer, (a) management of the Sub-Servicer has assessed compliance with its Applicable Servicing Criteria for the Reporting Period and has concluded that the Sub-Servicer has complied with the Applicable Servicing Criteria in all material respects as of and for the year ending December 31, 2014 and with respect to the Platform taken as a whole and (b) Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report concerning the Sub-Servicer's assessment of compliance with the Applicable Servicing Criteria as of and for the year ended December 31, 2014.

HOLLIDAY FENOGLIO FOWLER, L.P.

By:   Holliday GP Corp., its general partner

By: /s/ David M. Croskery

David M. Croskery

Authorized Signatory

Date:   February 10, 2015

Appendix A

Transactions Covered by Management’s Assertion (the “Platform”)

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-1

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-2

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-3

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-4

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-5

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2006-6

Deutsche Mortgage & Asset Receiving Corporation Commercial Mortgage Pass - Through Certificates Series 2006-C8

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2007-1

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2007-2

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2007-3

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2007-5

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2008-1

Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2008-LS1

Merrill Lynch Mortgage Trust 2008-Cl Commercial Mortgage Pass-Through Certificates Series 2008- C 1

J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC16 Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC16

ML-CFC Commercial Mortgage Trust 2006-3 Commercial Mortgage Pass-Through Certificates

JPMCC Series 2006-CIBC14 Commercial Mortgage Pass-Through Certificates

JPMCC Series 2006-LDP6 Commercial Mortgage Pass-Through Certificates

Deutsche Mortgage & Asset Receiving Corporation CD 2006-CD3 Commercial Mortgage Pass-Through Certificates Series 2006-CD3

Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2006-IQ12

JPMCC Series 2006-LDP9 Commercial Mortgage Pass-Through Certificates

Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-HQ11

Citigroup Commercial Mortgage Securities Inc. Commercial Mortgage Pass - Through Certificates Series CD 2007-CD4

Deutsche Mortgage & Asset Receiving Corporation Commercial Mortgage Pass - Through Certificates, Series CD 2007-CD5

J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 2007-CIBC 18

J.P.Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass - Through Certificates Series 2007-CIBC19

Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2007- IQ14

Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2007- IQ15

Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2007- IQI6

Merrill Lynch Mortgage Trust 2007-Cl Commercial Mortgage Pass-Through Certificates Series 2007-Cl

Citigroup Commercial Mortgage Trust 2008-C7 Commercial Mortgage Pass - Through Certificates Series 2008-C7

J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass - Through Certificates Series 2007-C1

Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass - Through Certificates, Series 2006-CD2

Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2006-C5

LB-UBS Commercial Mortgage Trust 2006-Cl, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C25

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C26

LB-UBS Commercial Mortgage Trust 2006-C4, Commercial Mortgage Pass-Through Certificates, Series 2006-C4

LB-UBS Commercial Mortgage Trust 2006-C7, Commercial Mortgage Pass-Through Certificates, Series 2006-C7

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C28

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C29

GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates Series 2006-C1

COBALT CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006- C 1

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2006-GG6

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2006-GG8

J.P.Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006- LDP7

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30

J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10 Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10

J.P.Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 Commercial Mortgage Pass-Through Certificates, Series 2007-LDP11

LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C2

Greenwich Capital Mortgage Funding Corp., Commercial Mortgage Pass-Through Certificates Series 2007-GG9

COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007 -C2

ML-CFC Commercial Mortgage Trust 2007-6, Commercial Mortgage Pass-Through Certificates 2007-6

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2007-GG10

GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007 -C31

Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass - Through Certificates, Series 2007-C2

Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass - Through Certificates, Series 2007 -C3

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C32

Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2007-C6

COBALT CMBS Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates, Series 2007 -C3

LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C6

Greenwich Capital Mortgage Funding Corp., Commercial Mortgage Pass-Through Certificates Series 2007-GG 11

Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007 -C34

LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C7

GS Mortgage Securities Corporation II, Multifamily Mortgage Pass-Through Certificates, Series 2010-K8

GS Mortgage Securities Trust 2010-C2 , Commercial Mortgage Pass-Through Certificates, Series 2010-C2

Bank of America Merrill Lynch Commercial Mortgage Inc., Multifamily Mortgage Pass-Through Certificates, Series 2010-K9

Banc of America Commercial Mortgage Inc., Multifamily Mortgage Pass-Through Certificates, Series 2010-K7

Morgan Stanley Capital I, Inc., Multifamily Pass-Through Certificates, Series 2011-K701

GS Mortgage Securities Trust 2011-GC3 Commercial Mortgage Pass-Through Certificates, Series 2011-GC3

Deutsche Mortgage Asset Receiving Corporation, Multifamily Mortgage Pass - Through Certificates, Series 2011- K11

Banc of America Multifamily Mortgage Pass-Through Certificates, Series 2011-K13

J.P. Morgan Chase Commercial Mortgage Securities Corp., Multifamily Mortgage Pass-Through Certificates, Series 2011-K702

DBUBS 2011-LC2 Mortgage Trust, DBUBS 2011-LC2 Commercial Mortgage Pass - Through Certificates

Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2011-K703

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2011-GC5

Banc of America Merrill Lynch Commercial Mortgage Inc., Multifamily Mortgage Pass-Through Certificates, Series 2011-K704

Wells Fargo commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-through Certificates, Series 2011-K15

Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates Series 2011-C2

Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates Series 2011-C3

CCRE Commercial Mortgage Securities, L.P. Commercial Mortgage Pass-Through Certificates Series 2011-C2

J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass - Through Certificates, Series 2011-FL1

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ9

J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6 Commercial Mortgage Pass-Through Certificates

Bank of America Merrill Lynch Commercial Mortgage, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2012-K707

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 20 12-GCJ7

Barclays Commercial Mortgage Securities LLC, Multifamily Mortgage Pass - Through Certificates, Series 2012-K708

COMM 2012-CCREl Mortgage Trust, COMM 2012-CCREl Commercial Mortgage Pass-Through Certificates

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates, Series 2012-C8

Morgan Stanley Capital I Inc., Multifamily Mortgage Pass-Through Certificates, Series 2012- K20

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates, Series 2012-LC5

COMM 2012-CCRE4 Commercial Mortgage Pass-Through Certificates

Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commercial Mortgage Pass Through Certificates, Series 2012-C6

Citigroup Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2012-GC8

Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass - Through Certificates, Series 2012-K711

J.P. Morgan Chase Commercial Mortgage Securities Corp., Multifamily Mortgage Pass-Through Certificates, Series 2012-K706

Barclays Commercial Mortgage Securities LLC Multifamily Mortgage Pass - Through Certificates, Series 2012-K19

Wells Fargo Commercial Mortgage Securities, Inc. Multifamily Mortgage Pass-Through Certificates, Series 2012-K501

J.P. Morgan Chase Commercial Mortgage Securities Corp., Multifamily Mortgage Pass-Through Certificates, Series 2012-K23

Credit Suisse First Boston Mortgage Securities Corp., Multifamily Mortgage Pass-Through Certificates, Series 2012-K705

Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 20 12-C4

Barclays Commercial Mortgage Securities LLC, Multifamily Mortgage Pass - Through Certificates, Series 2012-K22

RBS Commercial Funding Inc. Commercial Mortgage Pass-Through Certificates, Series 2013- C15

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass - Through Certificates, Series 2013-C16

Morgan Stanley Bank of America Merrill Lynch Trust 2014-Cl2, Commercial Mortgage Pass Through Certificates, Series 2013-C12

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass Through Certificates, Series 2013-UBSl

Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-GC17

Morgan Stanley Bank of America Merrill Lynch Trust 2014-C11, Commercial Mortgage Pass-Through Certificates, Series 2013-C11

Banc of America Merrill Lynch Commercial Mortgage Inc., Multifamily Mortgage Pass-Through Certificates, Series 2013-K713

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates, Series 2013-Cl2

Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass - Through Certificates, Series 2013-K34

Banc of America Merrill Lynch Commercial Mortgage Inc., Multifamily Mortgage Pass-Through Certificates, Series 2013-K33

Barclays Commercial Mortgage Securities LLC, Multifamily Mortgage Pass -Through Certificates, Series 2013-K31

Credit Suisse First Boston Mortgage Securities Corp., Multifamily Mortgage Pass - Through Certificates, Series 2013-K30

Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2013-K26

Banc of America Merrill Lynch Commercial Mortgage Inc., Multifamily Mortgage Pass-Through Certificates, Series 2013-K25

Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2013-K29

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ14

JPMBB Commercial Mortgage Securities Trust 2013-C15, Commercial Mortgage Pass-Through Certificates, Series 2013-C15

COMM 2013-CCRE12 Mortgage Trust, Commercial Mortgage Pass-Through Certificates

COMM 2013-CCRE6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates, Series 2013-Cl4

Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass - Through Certificates, Series 2013-GC15

COMM 2013-CCRE10 Mortgage Trust, Commercial Mortgage Pass-Through Certificates

Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ11

Morgan Stanley Bank of America Merrill Lynch Trust 2014-C8, Commercial Mortgage Pass-Through Certificates, Series 20 13-C8

Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass - Through Certificates, Series 2013 -G C 17

COMM 2013-CCRE9 Commercial Mortgage Pass-Through Certificates

Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2013-K26

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GC10

COMM 2013-CCRE13 Mortgage Trust, Commercial Mortgage Pass-Through Certificates

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass Through CertificatesC2, Series 20 13- C 18

Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass Through Certificates, Series 2013-LC12

J.P. Morgan Chase Commercial Mortgage Securities Trust 2014-C16, Commercial Mortgage Pass-Through Certificates, Series 2013-Cl6

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ16

RBS Commercial Funding Inc, Commercial Mortgage Pass Through Certificates, Series 2013- C17

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13, Commercial Mortgage Pass Through Certificates, Series 2013-C13

Barclays Commercial Mortgage Securities LLC, Multifamily Mortgage Pass -Through Certificates, Series 2014-K714

COMM 2014-CCRE14 Mortgage Trust, Commercial Mortgage Trust Pass-Through Certificates

J.P. Morgan Chase Commercial Mortgage Securities Corp., Multifamily Mortgage Pass - Through Certificates, Series 2014-K36

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass Through Certificates, Series 2014-LC14

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC18

Morgan Stanley Bank of America Merrill Lynch Trust 2014-Cl4, Commercial Mortgage Pass Through Certificates, Series 20 14- C 14

Wells Fargo Commercial Mortgage Securities, Inc. Multifamily Mortgage Pass - Through Certificates, Series 2014-K37

COMM 2014-UBS2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates

Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass - Through Certificates, Series 20 14-G C 19

COMM 2014-CCRE16 Mortgage Trust Commercial Mortgage Pass-Through Certificates

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2014-GC20

Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15, Commercial Mortgage Pass Through Certificates, Series 2014-C15

JPMBB Commercial Mortgage Securities Trust 2014-Cl9, Commercial Mortgage Pass-Through Certificates, Series 2014-C19

Barclays Commercial Mortgage Securities LLC, Multifamily Mortgage Pass - Through Certificates, Series 20 14-K715

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass Through Certificates, Series 20 14-C20

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass Through Certificates, Series 2014-LC16

Credit Suisse First Boston Mortgage Securities Corp, Multifamily Mortgage Pass - Through Certificates, Series 2014-K38

COMM 2014-CCRE18 Mortgage Trust, Commercial Mortgage Pass-Through Certificates

Morgan Stanley Bank of America Merrill Lynch Trust 2014-Cl6, Commercial Mortgage Pass Through Certificates, Series 20 14- C 16

JPMBB Commercial Mortgage Securities Trust 2014-C21, Commercial Mortgage Pass - Through Certificates, Series 20 14-C21

J.P. Morgan Chase Commercial Mortgage Securities Trust 2014-C20, Commercial Mortgage Pass-Through Certificates, Series 20 14-C20

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 20 14-GC22

RBS Commercial Funding Inc. Commercial Mortgage Pass-Through Certificates, Series 2014- C21

J.P. Morgan Chase Commercial Mortgage Securities Corp., Multifamily Mortgage Pass - Through Certificates, Series 2014- KF04

Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17, Commercial Mortgage Pass Through Certificates, Series 20 14- C 17

JPMBB Commercial Mortgage Securities Trust 2014-C22, Commercial Mortgage Pass - Through Certificates, Series 20 14-C22

RBS Commercial Funding Inc. Commercial Mortgage Pass-Through Certificates, Series 2014- C23

Barclays Commercial Mortgage Securities LLC, Multifamily Mortgage Pass - Through Certificates, Series 2014-K716

Wells Fargo Commercial Mortgage Securities, Inc. Multifamily Mortgage Pass-Through Certificates, Series 2014-K39

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass Through Certificates, Series 20 14-C22

COMM 2014-UBS5 Mortgage Trust, Commercial Mortgage Pass-Through Certificates

JPMBB Commercial Mortgage Securities Trust 2014-C23, Commercial Mortgage Pass-Through Certificates, Series 20 14-C23

Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18, Commercial Mortgage Pass Through Certificates, Series 20 14- C 18

COMM 2014-CCRE20 Mortgage Trust, Commercial Mortgage Pass-Through Certificates

JPMBB Commercial Mortgage Securities Trust 2014-C24, Commercial Mortgage Pass-Through Certificates, Series 20 14-C24

Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass - Through Certificates, Series 20 14-GC25

Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass Through Certificates, Series 20 14-C24

Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass - Through Certificates, Series 20 14-KF05

J.P. Morgan Chase Commercial Mortgage Securities Corp., Multifamily Mortgage Pass - Through Certificates, Series 2014-K40

JPMBB Commercial Mortgage Securities Trust 2014-C25, Commercial  Mortgage Pass-Through Certificates, Series 20 14-C25

Barclays Commercial Mortgage Securities LLC, Multifamily Mortgage Pass - Through Certificates, Series 2014-K717

RBS Commercial Funding Inc. Commercial Mortgage Pass-Through Certificates, Series 2014- C25

Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2014-K41

COMM 2014-UBS6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates

GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC26

Morgan Stanley Bank of America Merrill Lynch Trust 2014-Cl9, Commercial Mortgage Pass Through Certificates, Series 20 14- C 19